UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 16, 2026

HILLENBRAND, INC.

(Exact name of registrant as specified in its charter)

Indiana	1-33794	26-1342272
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Batesville Boulevard
Batesville, Indiana	47006
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (812) 931-5000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. of Form 8-K):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, without par value	HI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

The following estimated preliminary results of operations for the three months ended December 31, 2025 of Hillenbrand, Inc. (“Hillenbrand,” the “Company,” “we,” “us” or “our”) are being given to prospective investors in connection with the financing and related transactions being undertaken by Lone Star Funds (“Lone Star”) as part of the previously announced proposed acquisition of Hillenbrand by Lone Star through a merger transaction.

Preliminary Financial Results for the Three Months Ended December 31, 2025

We are presenting in this Current Report on Form 8-K preliminary estimates of certain financial information that the Company expects to report for the three months ended December 31, 2025. These preliminary estimates are based on our internal management accounts and reporting as of and for the three months ended December 31, 2025. Our consolidated financial statements for the three months ended December 31, 2025 are not yet complete, and we have not completed our customary financial closing and review procedures for the three months ended December 31, 2025.

The preliminary estimates presented below were prepared by, and are the responsibility of, the Company’s management, based upon a number of assumptions, in connection with preparation of our consolidated financial statements and completion of the three months ended December 31, 2025. We have provided ranges, rather than specific amounts, for the preliminary results described below primarily because our financial closing procedures for the three months ended December 31, 2025 are not yet complete, financial information for such period is subject to revision as we prepare our consolidated financial statements and disclosure for the three months ended December 31, 2025, and such revisions may be significant. In connection with our closing and review process for the three months ended December 31, 2025, we may identify items that would require us to make adjustments to the preliminary ranges set forth below. Accordingly, the final results and other disclosures for the three months ended December 31, 2025 upon completion of closing procedures may differ materially from this preliminary estimated data.

Items that would require material adjustments to the preliminary financial information included in this Current Report on Form 8-K may be identified in the course of our financial closing procedures and as we prepare our consolidated financial statements and related disclosure for the three months ended December 31, 2025. Factors that could cause our actual results for the three months ended December 31, 2025 to differ from the ranges presented herein include, without limitation, completion of the closing process, which includes account reconciliations, business performance reviews and fluctuation analyses. Estimates of results are inherently uncertain and subject to change, and we undertake no obligation to update the preliminary financial information included in this Current Report on Form 8-K. In addition, the preliminary results for the three months ended December 31, 2025 are not necessarily indicative of future performance or any other period, including the results to be achieved for the remainder of the fiscal year ending September 30, 2026 or any future period.

This preliminary estimated financial data should not be viewed as a substitute for consolidated financial statements prepared in accordance with United States generally accepted accounting principles (“GAAP”). The Company plans to report final financial results for the three months ended December 31, 2025 no later than February 9, 2026. Our independent registered public accounting firm has not audited, reviewed, compiled, or applied agreed-upon procedures with respect to the ranges below and does not express an opinion or any other form of assurance with respect thereto.

(in millions)	Three Months Ended December 31,	Three Months Ended December 31, 2025
	2024	Low	High
Net revenue	$706.9	$540.0	$560.0
Less: Milacron net revenue(1)	110.8	—	—
Net revenue less Milacron(1)	$596.1	$540.0	$560.0
Consolidated net income	$8.9
Interest expense, net	25.1
Income tax expense	6.4
Depreciation and amortization	37.9
Consolidated EBITDA(1)	$78.3	$36.5	$46.5
Adjustments:
Business acquisition, divestiture, and integration costs	18.1	7.8	7.8
Restructuring and restructuring-related charges	2.4	4.9	4.9
Pension settlement gain	(1.7)	0.0	0.0
Inventory step-up costs	0.0	4.5	4.5
Loss on divestiture	0.0	3.4	3.4
Consolidated Adjusted EBITDA	97.1	57.1	67.1
Less: Milacron(2)	(9.8)	—	—
Consolidated Adjusted EBITDA less Milacron(1)	$87.3	$57.1	$67.1

(1)	Net revenue less Milacron, Consolidated EBITDA, Consolidated Adjusted EBITDA and Consolidated Adjusted EBITDA less Milacron are presented in this Current Report on Form 8-K as supplemental measures of our performance that are not required by, or presented in accordance with, GAAP. We use non-GAAP information internally to make operating decisions and believe it is helpful to investors because it allows more meaningful period-to-period comparisons of our ongoing operating results. The information can also be used to perform trend analysis and to better identify operating trends that may otherwise be masked or distorted by items such as business acquisition, divestiture, and integration costs; restructuring and restructuring-related charges; pension settlement gain; inventory step-up costs, and loss on divestiture. Net revenue less Milacron represents net revenue excluding net revenue from the divested Milacron injection molding and extrusion business. Consolidated EBITDA is defined as consolidated net income before interest expense, net, income tax expense, and depreciation and amortization. Consolidated Adjusted EBITDA less Milacron represents Consolidated Adjusted EBITDA excluding the portion of Consolidated Adjusted EBITDA attributable to the divested Milacron injection molding and extrusion business. Non-GAAP information is provided as a supplement to, not as a substitute for, or as superior to, measures of financial performance prepared in accordance with GAAP. We are unable to reconcile the preliminary ranges of Consolidated EBITDA, Consolidated Adjusted EBITDA and Consolidated Adjusted EBITDA less Milacron to consolidated net income, the most directly comparable GAAP measure, without unreasonable efforts because we have not completed our evaluation of the impact of discrete events on income tax expense for the three months ended December 31, 2025 and, as a consequence, we are unable to estimate our income tax expense for the period. The variability of income tax expense could have a significant impact on our reported financial results. For the three months ended December 31, 2025, we expect interest expense, net, to be $20.2 million, and we expect depreciation and amortization to be $33.1 million.

(2)	Represents the Consolidated Adjusted EBITDA attributable to the divested Milacron injection molding and extrusion business.

The information furnished in this Current Report on From 8-K shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Forward-Looking Statements

This Current Report on Form 8-K includes “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding Hillenbrand’s preliminary financial results for the three months ended December 31, 2025, as contrasted with historical information. Forward-looking statements are based on assumptions that Hillenbrand believes are reasonable, but by their very nature are subject to a wide range of risks. If Hillenbrand’s assumptions prove inaccurate or unknown risks and uncertainties materialize, actual results could vary materially from Hillenbrand’s expectations and projections. The following list, though not exhaustive, contains words that could indicate a forward-looking statement:

intend	believe	plan	expect	may	goal	would
project	position	future	outlook	become	pursue	estimate
will	forecast	continue	could	anticipate	remain	likely
target	encourage	promise	improve	progress	potential	should
impact	strategy	assume

Forward-looking statements are not guarantees of future performance, and Hillenbrand’s actual results could differ materially from those set forth in any forward-looking statements. Any number of factors, many of which are beyond Hillenbrand’s control, could cause our performance to differ significantly from what is described in the forward-looking statements. These factors include, but are not limited to, risks and uncertainties related to Hillenbrand’s preliminary financial results for the three months ended December 31, 2025, including that final results may differ due to completion of financial closing and review procedures; the risk that the proposed acquisition of Hillenbrand by an affiliate of Lone Star Funds through a merger transaction (the “Merger”) may not be consummated in a timely manner or at all; the possible inability of the parties to the definitive agreement for the Merger (the “Merger Agreement”) to obtain the required regulatory approvals for the Merger and to satisfy the other conditions to the closing of the Merger, on a timely basis or at all; the possible occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement; the risk that the Merger Agreement may be terminated in circumstances that require Hillenbrand to pay a termination fee; the risk that the relevant affiliates of Lone Star Funds fail to obtain on a timely basis or at all the financing necessary to complete the Merger; potential litigation relating to the Merger and the outcome of any such litigation; the potential adverse impact on Hillenbrand of contractual restrictions under the Merger Agreement that limit Hillenbrand’s ability to pursue business opportunities or strategic transactions; risks relating to significant transaction costs associated with the Merger and the possibility that the Merger may be more expensive to complete than anticipated; competitors’ responses to the Merger; global market and economic conditions, including those related to the continued volatility in the financial markets, including as a result of the United States (“U.S.”) administration’s imposition of tariffs and changing trade policies; the risk of business disruptions associated with information technology, cyber-attacks, or catastrophic losses affecting infrastructure; increasing competition for highly skilled and talented workers, as well as labor shortages; closures or slowdowns and changes in labor costs and labor difficulties; uncertainty related to environmental regulation and industry standards, as well as physical risks of climate change; increased costs, poor quality, or unavailability of raw materials or certain outsourced services and supply chain disruptions; economic and financial conditions including volatility in interest and exchange rates, commodity and equity prices and the value of financial assets; uncertainty in U.S. global trade policy and risks with governmental instability in certain parts of the world; Hillenbrand’s level of international sales and operations; negative effects of acquisitions, including the Schenck Process Food and Performance Materials business and Linxis Group SAS acquisitions, on Hillenbrand’s business, financial condition, results of operations and financial performance; competition in the industries in which Hillenbrand operates, including on price; cyclical demand for industrial capital goods; the ability to recognize the benefits of any acquisition or divestiture including the Milacron injection molding and extrusion business sale (the “Disposition”), including potential synergies and cost savings or the failure of Hillenbrand or any acquired company, or the Disposition, to achieve its plans and objectives generally; any strategic and operational initiatives implemented by the parties to the Disposition after the consummation of the Disposition; potential adverse effects of the announcement or results of the Disposition or the announcement or pendency of the Merger, or any failure to complete the Merger, on the market price of Hillenbrand common stock or on the ability of Hillenbrand to develop and maintain relationships with its personnel and customers, suppliers and others with whom it does business or otherwise on Hillenbrand’s business, financial condition, results of operations and financial performance; risks related to diversion of management’s attention from Hillenbrand’s ongoing business operations due to the Disposition or the Merger; impairment charges to goodwill and other identifiable intangible assets; impacts of decreases in demand or changes in technological advances, laws, or regulation on the net revenues that we derive from the plastics industry; the impact to Hillenbrand’s effective tax rate of changes in the mix of earnings or in tax laws and certain other tax-related matters; exposure to tax uncertainties and audits; involvement in claims, lawsuits, and governmental proceedings related to operations; uncertainty in the U.S. political and regulatory environment; adverse foreign currency fluctuations; and labor disruptions.

Shareholders, potential investors, and other readers are urged to consider these risks and uncertainties in evaluating forward-looking statements and are cautioned not to place undue reliance on the forward-looking statements. For a more in-depth discussion of these and other factors that could cause actual results to differ from those contained in forward-looking statements, see the discussion under the heading “Risk Factors” in Part I, Item 1A of Hillenbrand’s Annual Report on Form 10-K for the year ended September 30, 2025, filed with the SEC on November 19, 2025, and other risks and uncertainties detailed in Hillenbrand’s filings with the SEC from time to time. Any forward-looking statement in this Current Report on Form 8-K is based only on information currently available to Hillenbrand and speaks only as of the date on which it is made. Hillenbrand undertakes no obligation to publicly update or revise any forward-looking statement, whether written or oral, to reflect new information or future developments or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 16, 2026	HILLENBRAND, INC.

	By:	/s/ Megan A. Walke
Megan A. Walke
Interim Chief Financial Officer, Vice President, Corporate Controller and Chief Accounting Officer